EXHIBIT 99.1

RPX Announces Second Quarter 2013 Financial Results

SAN FRANCISCO – July 30, 2013 – RPX Corporation (NASDAQ: RPXC), the leading provider of patent risk management solutions, today announced its financial results for the second quarter ended June 30, 2013.

Financial Highlights

•	Revenue for the second quarter of fiscal 2013 totaled $57.5 million

•	Subscription revenue for the second quarter was $55.0 million, up 20% compared to $45.8 million in the prior year period

•	GAAP net income for the second quarter of fiscal 2013 was $10.7 million, or $0.20 per pro forma diluted share[1]

•	Non-GAAP net income for the second quarter of fiscal 2013 was $14.0 million or $0.26 per pro forma diluted share[1]

“We are very pleased with our results in the second quarter,” said John Amster, Chief Executive Officer of RPX Corporation. “We grew our client network to 157 members, wrote eight new insurance policies, and spent over $39 million on patent assets to continue to clear patent risk for our clients.”

Summary Results

Revenue for the second quarter increased to $57.5 million, compared to $55.2 million in the second quarter of 2012.

Net acquisition spend during the quarter totaled $39.1 million, and included eight new acquisitions of patent assets, in addition to the exercise of previously negotiated options to acquire licenses for new clients.

GAAP net income for the quarter was $10.7 million or $0.20 per diluted share, compared to $13.2 million or $0.25 per diluted share in the second quarter of 2012. Net income was $0.20 per pro forma diluted share[1] in the second quarter, compared to $0.25 per pro forma diluted share[1] in the second quarter of 2012.

Non-GAAP net income for the quarter, which excludes stock-based compensation and the amortization of acquired intangibles (in each case, net of tax), was $14.0 million or $0.26 per pro forma diluted share[1], compared to $15.4 million or $0.29 per pro forma diluted share[1] in the second quarter of 2012.

As of June 30, 2013, RPX had cash, cash equivalents and short-term investments of $259.3 million.

Business Outlook

This outlook reflects the Company’s current and preliminary view and may be subject to change.  Please see the paragraph regarding “Forward-Looking Statements” at the end of this news release.

The Company provided the following business outlook for the third quarter of fiscal 2013:

Subscription revenue[2]	$57.2 - $57.7 million
Fee-related revenue	$0.5 million
Total revenue	$57.7 - $58.2 million
Net income (non-GAAP)	$10.6 - $11.1 million
Effective tax rate (non-GAAP)	37%
Pro forma weighted-average diluted shares outstanding	54.2 million

The Company provided the following business outlook for the full year 2013:

Subscription revenue[2]	$219 - $225 million
Fee-related revenue	$10 - $11 million
Total revenue	$229 - $235 million
Cost of revenue (non-GAAP)	$103 - $105 million
SG&A (non-GAAP)	$46 - $48 million
Net income (non-GAAP)	$50 - $53 million
Effective tax rate (non-GAAP)	37%
Pro forma weighted-average diluted shares outstanding	53.7 million
Net acquisition spend	$120 - $125 million

The above outlook is forward-looking.  Actual results may differ materially.  Please refer to the information under the caption “Use of Non-GAAP Financial Information” below.
 ————————
[1] Pro forma diluted shares computed to give effect to the shares of restricted stock outstanding as of the original date of issuance.

[2] Subscription revenue is comprised of revenue generated from membership subscription services and premiums earned from insurance policies.

Conference Call

RPX management will host a conference call and live webcast for analysts and investors at 2:00 p.m. PDT/5:00 p.m. EDT on July 30, 2013.  Parties in the United States and Canada can access the call by dialing 1-877-941-9205, using conference code 4628430.  International parties can access the call by dialing 1-480-629-9818, using conference code 4628430.

RPX will offer a live webcast of the conference call which can be accessed from the “Investor Relations” section of the Company’s website at http://ir.rpxcorp.com. An audio replay of the conference call will also be available approximately two hours after the call and will be available for 30 days. To hear the replay, parties in the United States and Canada should call 1-800-406-7325 and enter conference code 4628430.  International parties should call 1-303-590-3030 and enter conference code 4628430.

About RPX Corporation

RPX Corporation (NASDAQ: RPXC) is the leading provider of patent risk solutions, offering defensive buying, acquisition syndication, patent intelligence and advisory services.  Since its founding in 2008, RPX has introduced efficiency to the patent market by providing a rational alternative to litigation. The San Francisco-based company’s pioneering approach combines principal capital, deep patent expertise, and client contributions to generate enhanced patent buying power. By acquiring patents, RPX helps to mitigate and manage patent risk for its growing client network.

Use of Non-GAAP Financial Information

This news release dated July 30, 2013 contains non-GAAP financial measures.  Tables are provided in this news release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures include non-GAAP cost of revenue, non-GAAP selling, general and administrative expenses, non-GAAP net income, and non-GAAP net income per share.

To supplement the Company’s condensed consolidated financial statements presented on a GAAP basis, management believes that these non-GAAP measures provide useful information about the Company’s core operating results and thus are appropriate to enhance the overall understanding of the Company’s past financial performance and its prospects for the future. Management is excluding from its non-GAAP operating results stock-based compensation expenses (inclusive of related employer payroll taxes), the amortization of acquired intangible assets and related tax effects. Management uses these non-GAAP measures to evaluate the Company’s financial results, and believes investors wish to exclude the effects of such items in comparing our financial performance with that of other companies. The adjustments to the Company’s GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company’s underlying operational results, trends and performance. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to financial results determined in accordance with GAAP.

Forward-Looking Statements

This news release and its attachments contain forward-looking statements within the meaning of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements include statements regarding RPX’s future financial performance as well as any statements regarding the Company’s strategic and operational plans.  The Company’s actual results may differ materially from those anticipated in these forward-looking statements.  Factors that may contribute to such differences include, among others, the Company’s ability to maintain an adequate rate of growth, the impact of the current economic climate on the Company’s business, the Company’s ability to effectively manage its growth and changes in its executive team, and the Company’s ability to attract new clients and retain existing clients.  Forward-looking statements are often identified by the use of words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions or variations intended to identify forward-looking statements.  More information about potential factors that could affect the Company’s business and financial results is contained in the Company’s most recent annual report on Form 10-K, its quarterly reports on Form 10-Q, and the Company’s other filings with the SEC.  The Company does not intend, and undertakes no duty, to update any forward-looking statements to reflect future events or circumstances.

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Contacts:

Investor Relations	Media Relations
JoAnn Horne	Kaustuva Das
Market Street Partners	RPX Corporation
+1-415-445-3233	+1-415-529-3105
ir@rpxcorp.com	media@rpxcorp.com

RPX Corporation
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Revenue	$57,481	$55,238	$118,675	$99,087
Cost of revenue	24,694	20,511	48,364	38,528
Selling, general and administrative expenses	15,736	13,533	30,209	26,756
(Gain) loss on sale of patent assets, net	126	—	126	(177)
Operating income	16,925	21,194	39,976	33,980
Other income, net	63	47	114	27
Income before provision for income taxes	16,988	21,241	40,090	34,007
Provision for income taxes	6,291	8,053	14,698	12,738
Net income	$10,697	$13,188	$25,392	$21,269
Net income available to common stockholders:
Basic	$10,691	$12,976	$25,370	$20,782
Diluted	$10,691	$12,985	$25,370	$20,806
Net income per common share:
Basic	$0.21	$0.26	$0.49	$0.43
Diluted	$0.20	$0.25	$0.48	$0.40
Weighted-average shares used in computing net income per common share:
Basic	51,774	49,454	51,489	48,881
Diluted	53,463	51,787	53,055	51,517

RPX Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)
	June 30,	December 31,
	2013	2012
Assets
Current assets:
Cash and cash equivalents	$99,278	$73,638
Short-term investments	160,027	126,092
Accounts receivable	24,928	25,144
Other receivables	—	33,775
Prepaid expenses and other current assets	5,859	5,237
Deferred tax assets	7,954	7,658
Total current assets	298,046	271,544
Patent assets, net	221,362	199,314
Property and equipment, net	3,639	3,144
Intangible assets, net	2,458	3,226
Goodwill	16,460	16,460
Other assets	838	279
Total assets	$542,803	$493,967
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$698	$568
Accrued liabilities	5,118	7,206
Deferred revenue	111,744	101,249
Deferred payment obligations	500	500
Other current liabilities	1,565	1,813
Total current liabilities	119,625	111,336
Deferred revenue, less current portion	5,829	3,122
Deferred tax liabilities	17,430	18,108
Other liabilities	2,185	1,142
Total liabilities	145,069	133,708
Stockholders’ equity:
Common stock	5	5
Additional paid-in capital	293,555	281,530
Retained earnings	104,136	78,744
Accumulated other comprehensive income (loss)	38	(20)
Total stockholders’ equity	397,734	360,259
Total liabilities and stockholders’ equity	$542,803	$493,967

RPX Corporation
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)
	Six Months Ended June 30,
	2013	2012
Cash flows from operating activities
Net income	$25,392	$21,269
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	47,798	38,938
Stock-based compensation	8,186	5,012
Excess tax benefit from stock-based compensation	(2,009)	(5,423)
Imputed interest on deferred payment obligations	—	93
(Gain) loss on sale of patent assets	126	(177)
Amortization of premium on investments	2,995	2,473
Deferred taxes	(1,906)	588
Other	13	(11)
Changes in assets and liabilities:
Accounts receivable	216	2,617
Other receivables	33,775	—
Prepaid expenses and other assets	(3,348)	3,745
Accounts payable	130	(226)
Accrued and other liabilities	(1,191)	(3,987)
Deferred revenue	13,202	(2,349)
Net cash provided by operating activities	123,379	62,562
Cash flows from investing activities
Purchases of investments classified as available-for-sale	(98,950)	(127,932)
Maturities of investments classified as available-for-sale	65,787	105,887
Sales of investments classified as available-for-sale	1,099	—
Business acquisition	—	(45,765)
Decrease in restricted cash	—	647
Purchases of intangible assets	—	(52)
Purchases of property and equipment	(874)	(1,400)
Acquisitions of patent assets	(69,637)	(36,730)
Proceeds from sale of patent assets	100	200
Net cash used in investing activities	(102,475)	(105,145)
Cash flows from financing activities
Repayments of principal on deferred payment obligations	—	(4,050)
Proceeds from exercise of stock options and other common stock issuances	2,727	2,520
Excess tax benefit from stock-based compensation	2,009	5,423
Net cash provided by financing activities	4,736	3,893
Net increase (decrease) in cash and cash equivalents	25,640	(38,690)
Cash and cash equivalents at beginning of period	73,638	106,749
Cash and cash equivalents at end of period	$99,278	$68,059

RPX Corporation
Reconciliation of Pro Forma Net Income Per Share
(in thousands, except per share data)
(unaudited)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Net income	$10,697	$13,188	$25,392	$21,269
Pro forma net income per share:
Basic	$0.21	$0.26	$0.49	$0.43
Diluted	$0.20	$0.25	$0.48	$0.40
Shares used in computing pro forma net income per share:
Basic:
Basic weighted-average common shares	51,774	49,454	51,489	48,881
Add: Restricted stock	31	809	45	1,146
Shares used in computing pro forma basic net income per share	51,805	50,263	51,534	50,027
Diluted:
Diluted weighted-average common shares	53,463	51,787	53,055	51,517
Add: Restricted stock	31	809	45	1,146
Shares used in computing pro forma diluted net income per share	53,494	52,596	53,100	52,663

RPX Corporation
Reconciliation of GAAP to Pro Forma Non-GAAP Net Income Per Share
(in thousands, except per share data)
(unaudited)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Net income	$10,697	$13,188	$25,392	$21,269
Stock-based compensation[1]	4,658	2,608	8,436	5,281
Amortization of acquired intangible assets[2]	358	321	718	471
Income tax adjustments[3]	(1,676)	(747)	(2,961)	(1,635)
Non-GAAP net income	$14,037	$15,370	$31,585	$25,386
Pro forma non-GAAP net income per share:
Basic	$0.27	$0.31	$0.61	$0.51
Diluted	$0.26	$0.29	$0.59	$0.48
Pro forma weighted-average shares:
Basic	51,805	50,263	51,534	50,027
Diluted	53,494	52,596	53,100	52,663

RPX Corporation
Reconciliation of GAAP to Non-GAAP Cost of Revenue
(in thousands)
(unaudited)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Cost of revenue	$24,694	$20,511	$48,364	$38,528
Amortization of acquired intangible assets[2]	(56)	(56)	(112)	(112)
Non-GAAP cost of revenue	$24,638	$20,455	$48,252	$38,416

RPX Corporation
Reconciliation of GAAP to Non-GAAP Selling, General and Administrative Expenses
(in thousands)
(unaudited)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Selling, general and administrative expenses	$15,736	$13,533	$30,209	$26,756
Stock-based compensation[1]	(4,658)	(2,608)	(8,436)	(5,281)
Amortization of acquired intangible assets[2]	(302)	(265)	(606)	(359)
Non-GAAP selling, general and administrative expenses	$10,776	$10,660	$21,167	$21,116

RPX Corporation
Additional Metrics
(in thousands, except client and headcount data)
(unaudited)
	As of and for the Three Months Ended June 30,
Operating Metrics	2013	2012
Number of clients	157	120
Net additions	11	4
Trailing four quarters	37	24
Gross acquisition spend	$41,100	$107,684
Trailing four quarters	$201,273	$183,709
Net acquisition spend	$39,100	$53,454
Trailing four quarters	$118,073	$124,854
Full time equivalent headcount	123	126
	As of and for the Three Months Ended June 30,
Financial Metrics	2013	2012
Subscription revenue[4]	$54,979	$45,813
Fee-related revenue	2,502	9,425
Revenue	$57,481	$55,238
Cash, cash equivalents and short-term investments	$259,305	$219,876
Deferred revenue, current and noncurrent	$117,573	$105,980

[1] RPX excludes stock-based compensation and related employer payroll taxes from its non-GAAP financial measures.
[2] RPX excludes amortization expense related to intangible assets (other than patents) acquired in conjunction with the acquisition of businesses from its non-GAAP financial measures.
[3] Amount reflects income taxes associated with the above noted non-GAAP exclusions.
[4] Subscription revenue is comprised of revenue generated from membership subscription services and premiums earned from insurance policies.